UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 21, 2004


                    CardioDynamics International Corporation
             (Exact name of registrant as specified in its charter)


California                             0-11868                  95-3533362
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(State or other jurisdiction         (Commission              (I.R.S. Employer
 of incorporation)                   File Number)            Identification No.)


6175 Nancy Ridge Drive, San Diego, California                   92121
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (858) 535-0202
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                                       n/a
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          (Former name or former address, if changed since last report)

Items 12. Furnish Earnings Release
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          Exhibit filed with this report:

          Exhibit 1.1 Registrant's press release dated January 21, 2004, publicly announcing its fourth quarter and fiscal year 2003 financial results.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       CARDIODYNAMICS
                                                       INTERNATIONAL CORPORATION

           Date:  January 21, 2004                     By: /s/ Stephen P. Loomis
                                                          ----------------------
                                                       Stephen P. Loomis
                                                       Chief Financial Officer